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                                                                    EXHIBIT 31.1

       CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO SECTION 302 OF
                         THE SARBANES-OXLEY ACT OF 2002

I, Lawrence D. Kingsley, certify that:

1. I have reviewed this annual report on Form 10-K/A of IDEX Corporation;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.





                                  IDEX CORPORATION

                                  By: /s/ LARRY D. KINGSLEY
                                      ------------------------------------------
                                      Larry D. Kingsley
                                      Chairman and Chief Executive Officer

May 1, 2007